UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2006

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 30, 2006, LCC International, Inc. and LCC Wireless Design Services, LLC, a wholly owned subsidiary of LCC International, Inc. (collectively "LCC"), and Nokia Inc. ("Nokia") closed the transactions (the "Transactions") contemplated by that certain Asset Purchase Agreement executed on June 2, 2006 pursuant to which Nokia acquired certain assets and assumed certain liabilities, contracts, and personnel associated with the network deployment business of LCC. LCC originally reported the Transactions in the 8-K filed with the SEC on June 5, 2006. A summary of the Transactions are set forth in the June 5th 8-K filing and a copy of the Asset Purchase Agreement is set forth as an Exhibit to the June 5th 8-K filing.

A copy of the press release issued by LCC International, Inc. to report the above-described closing of the Transactions is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibit 99.1 Press Release, dated June 30, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

June 30, 2006	By:	Dean J. Douglas

Name: Dean J. Douglas
Title: President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 30, 2006, issued by LCC International, Inc.